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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 1, 2005

                                LIGHTBRIDGE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

      DELAWARE                      000-21319                04-3065140
 (STATE OR OTHER JURISDIC-         (COMMISSION             (IRS EMPLOYER
   TION OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION NO.)

               30 CORPORATE DRIVE, BURLINGTON, MASSACHUSETTS 01803 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (781) 359-4000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2005, the Compensation Committee of the Board of Directors of Lightbridge, Inc., a Delaware corporation ("Lightbridge" or the "Company"), approved bonus payments for the year ended December 31, 2004 to certain of its executive officers as follows:

         Roy Banks                  $76,000.00
         Eugene DiDonato            $52,000.00
         Judith Dumont              $95,680.00
         Timothy O'Brien            $78,333.00

Ms. Dumont was Vice President of Telecommunications Decisioning Services through January 31, 2005, the termination date of her employment with the Company. Messrs. Banks, DiDonato and O'Brien are President of Authorize.Net Business Unit, Vice President and General Counsel, and Vice President and Chief Financial Officer, respectively, of the Company.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     LIGHTBRIDGE, INC.

                                     By: /s/ Timothy C. O'Brien
                                     ----------------------
                                     Timothy C. O'Brien
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Treasurer

February 7, 2005